Supplement Dated December 20, 2013
To The Summary Prospectus Dated April 29, 2013

Supplement Dated December 20, 2013
To The Prospectus Dated April 29, 2013

JNL® Variable Fund LLC

Please note that all changes apply to your variable annuity and/or variable life product(s).

In the summary prospectus for the JNL/Mellon Capital JNL Optimized 5 Fund, please delete the third bullet following the first paragraph of section entitled “Principal Investment Strategies” in its entirety and replace it with the following:

•	24% in the European 30 Strategy;

In the prospectus for the JNL/Mellon Capital JNL Optimized 5 Fund, please delete the third bullet following the first paragraph of section entitled “Principal Investment Strategies” in its entirety and replace it with the following:

•	24% in the European 30 Strategy**;

In the prospectus for the JNL/Mellon Capital JNL Optimized 5 Fund, please delete the third paragraph of section entitled “Principal Investment Strategies” in its entirety and replace it with the following:

** The principal investment strategy of the European 30 Strategy is described below.

In the prospectus for the JNL/Mellon Capital JNL Optimized 5 Fund, please delete the subsection entitled “The European 20 Strategy” in the section entitled “Principal Investment Strategies” in its entirety and replace it with the following:

The European 30 Strategy:

Principal Investment Strategies.  The European 30 Strategy seeks to achieve its objective by investing in the common stock of 30 companies selected from the MSCI Europe Index.  The European 30 Strategy seeks to uncover companies that may be out of favor or undervalued.

The European 30 Strategy is determined as follows:

•
The first screen evaluates the volatility of stocks in the population.  The Sub-Adviser calculates the coefficient of variation of each stock for the prior 90 days.  The coefficient of variation is the standard deviation of a stock’s price.  Stocks with a lower coefficient of variation are considered less volatile.  The 90 stocks with the least volatility as measured by this screen are selected from each country grouping.

•
The second screen evaluates the degree of efficiency of the company’s asset management.  The Sub-Adviser ranks the remaining stocks based on forward-looking return on equity (“FROE”) calculated as the analysts’ (independent analysts’ covering the stock) consensus estimate of each company’s earnings for the next year divided by the company’s equity.  The 60 stocks with the highest FROE are selected from each country grouping.

•
The last screen ranks companies based on a valuation model.   The Sub-Adviser allocates approximately equal amounts of the Fund’s investments to the 30 companies with the best valuation based on the Edward Bell Ohlson (“EBO”) valuation to price ratio.  The number of companies selected from each country grouping is based on the aggregate market capitalization of each country grouping relative to the total market capitalization on the Stock Selection Date. The final selections from each grouping are made from the highest rated stocks based on the EBO valuation to price ratio.

Companies which, as of the Stock Selection Date, MSCI has announced will be removed from the MSCI Europe Index, will be removed from the universe of securities from which the European 30 Strategy stocks are selected.

This Supplement is dated December 20, 2013.